SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  June 28, 2005
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                          Synergy Financial Group, Inc.
                ------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


        New Jersey                       0-50467              52-2413926
----------------------------            ----------          -------------
(State or other jurisdiction            (File No.)          (IRS Employer
 of incorporation)                                       Identification Number)


310 North Avenue East, Cranford, New Jersey                  07016
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:   (800) 693-3838
                                                      --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

          |_|  Written communications  pursuant to Rule 425 under the Securities
               Act
          |_|  Soliciting  material  pursuant to Rule 14a-12  under the Exchange
               Act
          |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
          |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

                          SYNERGY FINANCIAL GROUP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 8.01 Other Events
          ------------


         On June 29, 2005, the Registrant issued a press release to announce that the Board of Directors declared a quarterly cash dividend of $0.05 per common share at its June 28, 2005 meeting, representing an increase of $0.01, or 25 percent, from the former quarterly cash dividend of $0.04. The dividend will be paid on July 29, 2005 to stockholders of record on July 15, 2005. A copy of the press release is furnished with this Form 8-K as exhibit 99.


Item 9.01  Financial Statements and Exhibits
           ---------------------------------


     Exhibit
     Number                     Description
     ------                     -----------
              99       Press Release dated June 29, 2005

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      SYNERGY FINANCIAL GROUP, INC.



Date: June 29, 2005                   By:      /S/Kevin A. Wenthen
                                               --------------------------------
                                               Kevin A. Wenthen
                                               Senior Vice President
                                               and Chief Administrative Officer